                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  3
Portfolio Management Review......................  4
Portfolio of Investments.........................  7
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 15

RES SAR 1/99

                             LETTER TO SHAREHOLDERS

December 21, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in                           [PHOTO]
mutual fund investing, and a surge in
personal retirement planning. The
coming millennium promises to hold
even more opportunities.
    To lead us into this new era of        DENNIS J. MCDONNELL AND DON G. POWELL
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and he will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning, and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your fund and joins Dennis McDonnell in addressing you in future shareholder reports. (See Don Powell's farewell to shareholders on page 3.)

ECONOMIC REVIEW

    The economic picture changed from rosy to uncertain during the reporting period, as the Asian financial crisis led to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during the past several months. With this backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-cap stocks and government bonds. In recent weeks, however, the global financial situation has improved as dozens of foreign central banks have reduced interest rates in an effort to stimulate their economies.
    Despite the global turmoil, the United States experienced only a moderate slowdown in growth. In response to declining corporate profits and mounting international concerns, the Federal Reserve lowered interest rates three times, with 0.25 percent cuts in the federal funds rate in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing, albeit slowly. A continuation of low inflation--only a 1.5 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and keep inflation-adjusted interest rates attractive.

                                                            Continued on page  2

OUTLOOK
    We anticipate that the U.S. economy will continue to grow at a moderate pace and that inflation will remain low. The global financial situation is already showing signs of improvement, although the road to recovery will be steep and slow. It should be aided in January by the launch of the euro, the new European transnational currency.
    In the long-term, we are optimistic that the stock market will continue its record growth, although we anticipate significant volatility as the strength of the market is tested. With declining profits and limited pricing power, many corporations may produce disappointing earnings in 1999. Combined with growing questions about corporate and government reactions to the Y2K computer problem, we could see an increasingly nervous market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                          A FAREWELL FROM THE CHAIRMAN

            ------------------------   -   ------------------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the fund shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investment results and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your financial advisor to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Fund.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell

            ------------------------   -   ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                          PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN RESERVE FUND

We recently spoke with the management team of the Van Kampen Reserve Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Reid Hill, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended November 30, 1998.

Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A Although the majority of the reporting period was dominated by global instability, the market found a new source of inspiration during the last few months of the period: the Federal Reserve Board. Domino-effect currency devaluations in Asia, Eastern Europe, Russia, and Latin America precipitated several months of market volatility as investors fled risk-sensitive securities and embraced the relative safety of U.S. Treasuries. The Dow Jones Industrial Average, which reached a record high in July, reflected plummeting investor confidence by shedding approximately 1000 points in the third quarter of 1998.
    In September, however, a lull settled over the market as the Federal Reserve Board implemented its first rate cut in two years. Investors, recognizing that the U.S. economy remained fundamentally sound despite global uncertainty, returned to the stock market with growing enthusiasm. As a result, the Dow recovered much of its earlier losses. During the final weeks of the reporting period, the Fed continued to support a thriving stock market and orchestrate a turnaround in the global economy by approving two additional interest rate cuts in quick succession. This triple-action rate cut lowered the federal funds rate by a total of 75 basis points and stemmed lingering recession fears.

 PORTFOLIO COMPOSITION BY INVESTMENT TYPE*


     AS OF NOVEMBER 30, 1998                        AS OF MAY 31, 1998
Commercial Paper...........  46.8%           Commercial Paper..............  67.1%
Certificate of Deposit.....  26.9%           Repurchase Agreements.........  21.0%
Agencies...................  16.1%           Agencies......................  10.2%
Notes......................   9.6%           Certificate of Deposit........   1.7%
Repurchase Agreements......   0.6%

* As a Percentage of Total Investments
                                       4

Q     HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A We've made some changes in how the Fund's assets are allocated. Historically, the Fund has had four investment options that allow the portfolio to remain relatively liquid: bank notes and CDs (certificates of deposit), repurchase agreements ("repos," which are basically overnight government notes), commercial paper, and agency discount notes. Historically, we favored commercial paper as a primary instrument because it offered the most value. However, in the wake of the latest market rally, those investments became significantly overpriced. Conversely, we began to see increased value in the bank notes sector. As a result, we reduced the Fund's weighting in commercial paper and instead focused on increasing our allocation to bank notes and CDs. At the end of the period, the portfolio reflected a decrease in highly liquid repos as well. Ultimately, we're leaning toward an ideal portfolio with half of its assets invested in commercial paper, a quarter of its assets in bank notes and CDs, and the remainder distributed among agency notes and repos.
    As the primary sector in the portfolio, the commercial paper held by the Fund is comprised of high-rated short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provide income without assuming excessive risk. Due to a flat yield curve, the majority of commercial paper held in the portfolio has an average maturity of 90 days or less. In the current interest rate environment, there is little benefit in extending the portfolio's risk by investing in longer-term paper, because it provides only a minimally higher return.


Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Van Kampen Reserve Fund continued to provide shareholders with relative stability, daily liquidity at $1.00 per share(1), and a competitive level of current income. As of November 30, 1998, the seven-day average yield was 4.71 percent, 3.97 percent, and 3.85 percent for Class A, B, and C shares, respectively, with an effective annual yield of 4.82 percent, 4.05 percent, and 3.92 percent for Class A, B, and C shares, respectively. From May 31, 1998, through November 30, 1998, the Fund achieved a total return at net asset value of 2.42 percent(2) for Class A shares, 2.04 percent(2) for Class B shares, and 2.03 percent(2) for Class C shares. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation. The average total return for money market funds, as measured by Lipper Analytical Services, was 2.39 percent over the same six-month period.

(1)Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(2)Total return assumes reinvestment of all distributions for the six-month period ended November 30, 1998.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

A The lingering question, which may be settled as early as the Fed's next meeting on December 22, is: after three consecutive rate cuts, is the Fed finished? We expect to find our answer by watching how spread products, which include high-yield investments, corporate bonds, and mortgage-backed securities, behave for the remainder of the year. We'll also be monitoring the domestic economy environment for signs of a slowdown. Our expectation is that the economy will continue to grow at a slow and steady pace, unlike the robust rate we've seen during the past year.
    We are pleased with the current asset allocation featured in the Fund's portfolio and plan to maintain a similar profile in light of our current economic snapshot. As we monitor changing economic developments, we will continue to pursue the Fund's objectives and will look to add value through careful security selection.

[SIG.]
Reid Hill

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                         Discount
 Par                                                     Yield on
Amount                                                   Date of               Amortized
(000)                     Description                    Purchase   Maturity      Cost
------------------------------------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  9.9%
$ 1,040  Federal Home Loan Mortgage Corp Discount
         Note..........................................     5.372%  12/11/98  $  1,038,469
 10,000  Federal Home Loan Mortgage Corp Discount
         Note..........................................     4.785   12/17/98     9,978,889
 12,703  Federal Home Loan Mortgage Corp Discount
         Note..........................................     5.141   01/15/99    12,622,653
 20,000  Federal National Mortgage Association Discount
         Note..........................................     4.863   02/02/99    19,831,999
 20,000  Federal National Mortgage Association Medium
         Term Note.....................................     5.592   04/28/99    19,995,945
 20,000  Student Loan Marketing Share Term Note........     5.490   02/18/99    20,000,000
                                                                              ------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...........................    83,467,955
                                                                              ------------
         CERTIFICATES OF DEPOSIT  16.7%
 25,000  Bank of Nova Scotia...........................     5.100   01/22/99    25,000,622
 20,000  Bayerische Landesbank.........................     5.100   02/24/99    20,000,811
 25,000  Canadian Imperial Bank........................     5.350   03/30/99    25,031,875
 20,000  Societe Generale..............................     5.560   12/17/98    20,000,658
 25,000  UBS Stamford AG...............................     5.290   01/05/99    24,998,542
 25,000  Westdeutcshe Landesbank Giroz.................     5.110   01/21/99    25,000,629
                                                                              ------------
         TOTAL CERTIFICATES OF DEPOSIT......................................   140,033,137
                                                                              ------------
         COMMERCIAL PAPER  29.0%
 25,000  American Express Co...........................     5.464   12/07/98    24,977,541
 25,000  American General Finance Corp.................     5.211   01/12/99    24,850,083
 25,000  Associates Corp. of North America.............     5.150   03/08/99    24,659,153
 25,000  Coca Cola Co..................................     5.047   12/03/98    24,993,028
 25,000  Commercial Credit Corp........................     5.231   01/19/99    24,823,396
 25,000  Ford Motor Credit Corp........................     5.198   02/18/99    24,718,563
 25,000  General Electric Capital Corp.................     5.301   02/12/99    24,734,868
 15,000  New York St Power Auth Rev & Genl Purp Ser
         D.............................................     5.881   02/15/99    15,000,000
 30,000  Norwest Financial Inc.........................     5.477   12/18/98    29,923,500
 25,000  Prudential Funding Corp.......................     5.251   02/19/99    24,712,222
                                                                              ------------
         TOTAL COMMERCIAL PAPER.............................................   243,392,354
                                                                              ------------
         NOTES  5.9%
 25,000  First Chicago Corp. National Bank.............     5.090   01/25/99    25,000,000
 25,000  Lasalle National Bank.........................     5.210   03/16/99    25,000,000
                                                                              ------------
         TOTAL NOTES........................................................    50,000,000
                                                                              ------------

                                               See Notes to Financial Statements

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                               Amortized
                          Description                                             Cost
------------------------------------------------------------------------------------------
         REPURCHASE AGREEMENT  0.4%
         BankAmerica Securities ($3,100,000 par collateralized by U.S.
         Government obligations in a pooled cash account, dated 11/30/98, to be sold on 12/01/98 at $3,100,465).................................  $  3,100,000
                                                                              ------------
         TOTAL INVESTMENTS  61.9% (A).......................................   519,993,446
OTHER ASSETS IN EXCESS OF LIABILITIES  38.1%................................   320,309,611
                                                                              ------------
NET ASSETS  100.0%..........................................................  $840,303,057
                                                                              ============

(a) At November 30, 1998, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, at Amortized Cost which Approximates
  Market....................................................  $519,993,446
Receivables:
  Fund Shares Sold..........................................   339,048,251
  Interest..................................................     2,814,564
Other.......................................................        81,334
                                                              ------------
    Total Assets............................................   861,937,595
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    20,466,300
  Distributor and Affiliates................................       512,991
  Investment Advisory Fee...................................       220,401
  Income Distributions......................................        33,621
  Custodian Bank............................................           526
Accrued Expenses............................................       202,491
Trustees' Deferred Compensation and Retirement Plans........       198,208
                                                              ------------
    Total Liabilities.......................................    21,634,538
                                                              ------------
NET ASSETS..................................................  $840,303,057
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $840,345,052
Accumulated Undistributed Net Investment Income.............        24,457
Accumulated Net Realized Loss...............................       (66,452)
                                                              ------------
NET ASSETS..................................................  $840,303,057
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per
    share (Based on net assets of $710,626,148 and
    710,675,613 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $111,654,714 and 111,651,961 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net Asset Value and Offering Price per share (Based on
    net assets of $18,022,195 and 18,021,954 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $21,710,856
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,557,324
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $421,793, $652,843 and $110,080,
  respectively).............................................    1,184,716
Shareholder Services........................................      845,869
Trustees' Fees and Expenses.................................       23,886
Legal.......................................................       23,790
Custody.....................................................        4,575
Other.......................................................      246,980
                                                              -----------
    Total Expenses..........................................    3,887,140
                                                              -----------
NET INVESTMENT INCOME.......................................  $17,823,716
                                                              ===========
NET REALIZED GAIN...........................................  $    27,238
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $17,850,954
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended November 30, 1998
                  and the Year Ended May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    Six Months Ended       Year Ended
                                                    November 30, 1998     May 31, 1998
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $   17,823,716   $     24,003,578
Net Realized Gain/Loss.............................            27,238            (25,912)
                                                       --------------   ----------------
Change in Net Assets from Operations...............        17,850,954         23,977,666
                                                       --------------   ----------------
Distributions from Net Investment Income:
  Class A Shares...................................       (14,414,547)       (20,677,191)
  Class B Shares...................................        (2,940,559)        (2,897,824)
  Class C Shares...................................          (496,358)          (402,667)
                                                       --------------   ----------------
Total Distributions................................       (17,851,464)       (23,977,682)
                                                       --------------   ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................              (510)               (16)
                                                       --------------   ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     9,796,731,537     11,140,736,165
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        17,851,464         23,977,682
Cost of Shares Repurchased.........................    (9,747,460,440)   (10,954,208,156)
                                                       --------------   ----------------
Net Change in Net Assets from Capital
  Transactions.....................................        67,122,561        210,505,691
                                                       --------------   ----------------
TOTAL INCREASE IN NET ASSETS.......................        67,122,051        210,505,675
NET ASSETS:
Beginning of the Period............................       773,181,006        562,675,331
                                                       --------------   ----------------
End of the Period (Including accumulated
  undistributed net investment income of $24,457
  and $52,205, respectively).......................    $  840,303,057   $    773,181,006
                                                       ==============   ================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                   Year Ended May 31,
                                 Six Months Ended    ----------------------------------------------
        Class A Shares           November 30, 1998    1998         1997         1996         1995
---------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
  the Period...................         $   1.00     $  1.00      $  1.00      $  1.00      $  1.00
                                        --------     -------      -------      -------      -------
Net Investment Income..........            .0240       .0467        .0440        .0465        .0434
Less Distributions from Net
  Investment Income............           (.0240)     (.0467)      (.0440)      (.0465)      (.0434)
                                        --------     -------      -------      -------      -------
Net Asset Value, End of the
  Period.......................         $   1.00     $  1.00      $  1.00      $  1.00      $  1.00
                                        ========     =======      =======      =======      =======
Total Return...................            2.42%*      4.78%        4.52%        4.75%        4.43%
Net Assets at End of the Period
  (in millions)................         $  710.6     $ 634.1      $ 451.3      $ 440.3      $ 319.7
Ratio of Expenses to Average
  Net Assets**.................            0.82%       1.02%        1.02%        1.07%        1.00%
Ratio of Net Investment Income
  to Average Net Assets**......            4.68%       4.60%        4.38%        4.62%        4.28%

 *Non-Annualized
**For the years ended May 31, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                  Six Months                                              April 18, 1995
                                    Ended                 Year Ended May 31,            (Commencement of
                                 November 30,      ---------------------------------    Distribution) to
        Class B Shares               1998             1998         1997         1996        May 31, 1995
--------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
  the Period...................     $  1.00        $  1.00      $  1.00      $  1.00            $   1.00
                                    -------        -------      -------      -------            --------
Net Investment Income..........       .0203          .0391        .0363        .0388               .0047
Less Distributions from Net
  Investment Income............      (.0203)        (.0391)      (.0363)      (.0388)             (.0047)
                                    -------        -------      -------      -------            --------
Net Asset Value, End of the
  Period.......................     $  1.00        $  1.00      $  1.00      $  1.00            $   1.00
                                    =======        =======      =======      =======            ========
Total Return (a)...............       2.04%*         3.99%        3.71%        3.95%                .47%*
Net Assets at End of the Period
  (in millions)................     $ 111.7        $ 123.0      $ 103.0      $  81.5            $    4.2
Ratio of Expenses to Average
  Net Assets**.................       1.60%          1.79%        1.77%        1.86%               1.76%
Ratio of Net Investment Income
  to Average Net Assets**......       4.02%          3.91%        3.70%        3.75%               3.52%

 * Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                  Six Months                                              April 18, 1995
                                    Ended                 Year Ended May 31,            (Commencement of
                                 November 30,      ---------------------------------    Distribution) to
        Class C Shares               1998             1998         1997         1996        May 31, 1995
--------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
  the Period...................     $  1.00        $  1.00      $  1.00      $  1.00             $  1.00
                                    -------        -------      -------      -------             -------
Net Investment Income..........       .0201          .0392        .0362        .0387               .0049
Less Distributions from Net
  Investment Income............      (.0201)        (.0392)      (.0362)      (.0387)             (.0049)
                                    -------        -------      -------      -------             -------
Net Asset Value, End of the
  Period.......................     $  1.00        $  1.00      $  1.00      $  1.00             $  1.00
                                    =======        =======      =======      =======             =======
Total Return (a)...............       2.03%*         3.99%        3.72%        3.94%                .49%*
Net Assets at End of the Period
  (in millions)................     $  18.0        $  16.1      $   8.4      $   9.7             $   0.6
Ratio of Expenses to Average
  Net Assets**.................       1.61%          1.78%        1.78%        1.87%               1.76%
Ratio of Net Investment Income
  to Average Net Assets**......       4.05%          3.91%        3.64%        3.81%               3.52%

 * Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund, formerly known as Van Kampen American Capital Reserve Fund, (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $66,693 which will expire between May 31, 2001 and May 31, 2006.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................     .50 of 1%
Next $100 million.....................................     .45 of 1%
Next $100 million.....................................     .40 of 1%
Over $350 million.....................................     .35 of 1%

    For the six months ended November 30, 1998, the Fund recognized expenses of approximately $23,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended May 31, 1998, the Fund recognized expenses of approximately $126,800 representing Van Kampen Funds Inc.'s, or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1998,

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Fund recognized expenses of approximately $504,900. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class with a par value of $0.01 per share.

    At November 30, 1998, capital aggregated $710,661,942, $111,661,401 and
$18,021,709 for Classes A, B and C, respectively. For the six months ended November 30, 1998, transactions were as follows:

                                             SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A..............................   9,015,039,316   $ 9,015,039,316
  Class B..............................     614,635,454       614,635,454
  Class C..............................     167,056,767       167,056,767
                                         --------------   ---------------
Total Sales............................   9,796,731,537   $ 9,796,731,537
                                         ==============   ===============
Dividend Reinvestment:
  Class A..............................      14,414,548   $    14,414,548
  Class B..............................       2,940,558         2,940,558
  Class C..............................         496,358           496,358
                                         --------------   ---------------
Total Dividend Reinvestment............      17,851,464   $    17,851,464
                                         ==============   ===============
Repurchases:
  Class A..............................  (8,952,903,489)  $(8,952,903,489)
  Class B..............................    (628,939,561)     (628,939,561)
  Class C..............................    (165,617,390)     (165,617,390)
                                         --------------   ---------------
Total Repurchases......................  (9,747,460,440)  $(9,747,460,440)
                                         ==============   ===============

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At May 31, 1998, capital aggregated $634,111,567, $123,024,950 and
$16,085,974 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                                SHARES               VALUE
--------------------------------------------------------------------------
Sales:
  Class A............................   10,148,446,425    $ 10,148,446,425
  Class B............................      844,805,255         844,805,255
  Class C............................      147,484,485         147,484,485
                                       ---------------    ----------------
Total Sales..........................   11,140,736,165    $ 11,140,736,165
                                       ===============    ================
Dividend Reinvestment:
  Class A............................       20,677,191    $     20,677,191
  Class B............................        2,897,824           2,897,824
  Class C............................          402,667             402,667
                                       ---------------    ----------------
Total Dividend Reinvestment..........       23,977,682    $     23,977,682
                                       ===============    ================
Repurchases:
  Class A............................   (9,986,307,711)   $ (9,986,307,711)
  Class B............................     (827,716,565)       (827,716,565)
  Class C............................     (140,183,880)       (140,183,880)
                                       ---------------    ----------------
Total Repurchases....................  (10,954,208,156)   $(10,954,208,156)
                                       ===============    ================

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. Class B shares will automatically convert to Class A shares after the eighth year following purchase.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                    -----------------------
                YEAR OF REDEMPTION                  CLASS B         CLASS C
---------------------------------------------------------------------------
First..............................................  4.00%           1.00%
Second.............................................  4.00%            None
Third..............................................  3.00%            None
Fourth.............................................  2.50%            None
Fifth..............................................  1.50%            None
Sixth and Thereafter...............................   None            None

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended November 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on redeemed shares which were subject to a CDSC of approximately $373,600. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1998, are payments retained by Van Kampen of approximately $587,600.

                            VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman

PAUL G. YOVOVICH


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999.
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by redemption costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.